Deutsche Investment Management Americas Inc.

One Beacon Street

Boston, MA 02108

September 21, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Proxy Statement on Schedule 14A for Cash Management Portfolio (the “Fund”) (Reg. No. 811-06073)

Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, we are filing today through the EDGAR system on behalf of the Fund, a preliminary proxy statement on Schedule 14A relating to a special meeting of the Fund’s shareholders.

The proxy statement relates to a proposal to approve a revised fundamental investment policy relating to concentration for the Fund. The Fund operates as a master fund in a master-feeder arrangement and has the same investment objective and strategies as its feeder funds. Each feeder fund’s shareholders are being asked to approve the proposal as it relates to the respective feeder fund. In addition, each feeder fund’s shareholders are being asked to instruct that feeder fund on how to vote its interests in the Fund at an in-person meeting scheduled to be held on December 21, 2015.

Please direct any comments or questions relating to this filing to me at 617-295-3986.

Very truly yours,

/s/Scott D. Hogan

Scott D. Hogan

Director

cc: John Marten, Esq., Vedder